Exhibit 99.1

Marin Software Announces Fourth Quarter 2018 Financial Results

San Francisco, CA (February 14, 2019) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the fourth quarter and full year ended December 31, 2018.

"We saw increasing adoption of our MarinOne platform in the fourth quarter," said Chris Lien, Chief Executive Officer of Marin Software. "All of our customers now have access to our latest technology to help them deliver performance from their Search, Social and eCommerce advertising. Support for additional channels like Apple Search Ads and YouTube, along with our recently announced revenue share agreement with Google, will help us drive growth for our customers in 2019."

Fourth Quarter 2018 Business and Product Release Highlights:

●	Expanded MarinOne access to all customers, giving advertisers a more extensive view into advertising performance across Search, Social and eCommerce advertising.

●	Added support for Apple Search Ads and YouTube in MarinOne, providing greater coverage for key publishers.

●	Increased Amazon Advertising spend managed by Marin by 85% from the first quarter to the fourth quarter of 2018.

●	Published two case studies highlighting the successful performance results driven by Marin Bidding for Amazon Sponsored Products.

●	Launched support for Google Expanded Text Ads Enhancements, allowing longer ad copy, particularly for ads running on mobile.

●	Certified by Google as one of the only click-measurement providers to measure select ad interaction events that occur on Google-hosted properties globally, including Showcase Shopping Ads, Local Inventory Ads and Model Automotive Ads.

●	Debuted Marin Social Pacing Dashboard, a real-time view into performance against configurable targets on Facebook.

●	Introduced Dynamic Product Ads for Auto on Social, which are a way to combine effortless automation with segmented targeting for prospects that are lower in the purchase funnel.

●	Entered into and announced a three-year revenue share agreement with Google through which Marin will receive quarterly payments from Google to further develop Marin’s enterprise technology platform and software products.

Fourth Quarter 2018 Financial Updates:

●	Net revenues totaled $15.8 million, a year-over-year decrease of 11% when compared to $17.7 million in the fourth quarter of 2017.

●

GAAP loss from operations was ($3.0) million, resulting in a GAAP operating margin of (19%), compared to a GAAP loss from operations of ($7.5) million and a GAAP operating margin of (42%) for the fourth quarter of 2017.

●

Non-GAAP loss from operations was ($0.6) million, resulting in a non-GAAP operating margin of (4%), as compared to a non-GAAP loss from operations of ($5.4) million and a non-GAAP operating margin of (31%) for the fourth quarter of 2017.

Full Year 2018 Financial Updates:

●	Net revenues totaled $58.6 million, a year-over-year decrease of 22% when compared to $75.0 million in 2017.

●	GAAP loss from operations was ($42.3) million, resulting in a GAAP operating margin of (72%), compared to a GAAP loss from operations of ($30.3) million and a GAAP operating margin of (40%) for 2017.

●

Non-GAAP loss from operations was ($17.5) million, resulting in a non-GAAP operating margin of (30%), as compared to a non-GAAP loss from operations of ($18.3) million and a non-GAAP operating margin of (24%) for 2017.

●	Cash, cash equivalents and restricted cash totaled $11.5 million as of December 31, 2018, as compared to $28.8 million as of December 31, 2017.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures."

Financial Outlook:

Marin is providing guidance for its first quarter of 2019 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ending March 31, 2019
Revenues, net	$12.3	$12.8
Non-GAAP loss from operations	(4.2)	(3.7)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, capitalization of internally developed software and non-recurring costs associated with restructurings.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter and full year ended December 31, 2018, and its outlook for the future. To access the call, please dial (877) 705-6003 in the United States or (201) 493-6725 internationally with reference to the company name and conference title. A live webcast of the conference call will be accessible at http://public.viavid.com/index.php?id=133029. Following the completion of the call through 11:59 p.m. Eastern Time on February 21, 2019, a recorded replay will be available for replay on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13686928.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Offering a unified SaaS advertising management platform for search, social, and eCommerce advertising, Marin helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco, with offices worldwide, Marin’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit: http://www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software, intangible assets and deferred costs to obtain and fulfill contracts, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software, deferral of costs to obtain and fulfill contracts and non-recurring costs associated with restructurings. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software, intangible assets and deferred costs to obtain and fulfill contracts, capitalization of internally developed software, deferral of costs to obtain and fulfill contracts, impairment of goodwill and long-lived assets, provision for income taxes, other income or expenses, net and non-recurring costs associated with restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, expectations about our ability to return to growth, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the first quarter of 2019. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; adverse changes in our relationships with and access to publishers and advertising agencies; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K which we may file from time to time, all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of February 14, 2019. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact:

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	December 31,	December 31,
(Unaudited; in thousands, except par value)	2018	2017
Assets
Current assets
Cash and cash equivalents	$10,210	$27,544
Restricted cash	1,293	1,293
Accounts receivable, net	12,906	12,237
Prepaid expenses and other current assets	4,642	3,989
Total current assets	29,051	45,063
Property and equipment, net	11,815	15,559
Goodwill	1,943	16,768
Intangible assets, net	1,938	4,475
Other non-current assets	2,046	1,504
Total assets	$46,793	$83,369
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,699	$2,826
Accrued expenses and other current liabilities	9,809	10,474
Capital lease obligations	1,249	1,416
Total current liabilities	13,757	14,716
Capital lease obligations, non-current	549	1,687
Other long-term liabilities	3,541	4,183
Total liabilities	17,847	20,586
Stockholders’ equity
Common stock, $0.001 par value	6	6
Additional paid-in capital	295,116	291,163
Accumulated deficit	(265,138)	(227,704)
Accumulated other comprehensive loss	(1,038)	(682)
Total stockholders’ equity	28,946	62,783
Total liabilities and stockholders’ equity	$46,793	$83,369

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended December 31,		Year Ended December 31
(Unaudited; in thousands, except per share data)	2018	2017	2018	2017
Revenues, net	$15,825	$17,692	$58,631	$74,991
Cost of revenues	6,160	7,733	27,154	32,520
Gross profit	9,665	9,959	31,477	42,471
Operating expenses
Sales and marketing	4,594	6,920	23,425	26,936
Research and development	5,007	6,108	22,450	26,564
General and administrative	3,049	4,402	13,113	16,444
Impairment of goodwill	—	—	14,740	2,797
Total operating expenses	12,650	17,430	73,728	72,741
Loss from operations	(2,985)	(7,471)	(42,251)	(30,270)
Other income (expenses), net	585	231	1,593	(214)
Loss before provision for income taxes	(2,400)	(7,240)	(40,658)	(30,484)
Provision for income taxes	(387)	(31)	(1,011)	(1,007)
Net loss	$(2,787)	$(7,271)	$(41,669)	$(31,491)
Net loss per common share, basic and diluted	$(0.48)	$(1.28)	$(7.21)	$(5.59)
Weighted-average shares outstanding, basic and diluted	5,841	5,677	5,783	5,638

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Year Ended December 31,
(Unaudited; in thousands)	2018	2017
Operating activities
Net loss	$(41,669)	$(31,491)
Adjustments to reconcile net loss to net cash used in operating activities
Impairment of goodwill	14,740	2,797
Depreciation	2,658	4,758
Amortization of internally developed software	3,774	3,669
Amortization of intangible assets	2,537	2,850
Amortization of deferred costs to obtain and fulfill contracts	2,045	—
Gain on disposal of property and equipment	(1)	(11)
Unrealized foreign currency (gains) losses	(118)	986
Non-cash interest expense related to debt agreements	—	15
Stock-based compensation related to equity awards and restricted stock	3,971	4,704
Provision for bad debts	48	1,507
Deferred income tax benefits	(398)	(358)
Changes in operating assets and liabilities
Accounts receivable	(669)	4,754
Prepaid expenses and other assets	(610)	(310)
Accounts payable	(97)	306
Accrued expenses and other current liabilities	809	954
Net cash used in operating activities	(12,980)	(4,870)
Investing activities
Purchases of property and equipment	(586)	(461)
Proceeds from disposal of property and equipment	8	11
Capitalization of internally developed software	(2,129)	(2,068)
Net cash used in investing activities	(2,707)	(2,518)
Financing activities
Repayments of capital lease obligations	(1,304)	(1,160)
Employee taxes paid for withheld shares upon equity award settlement	(265)	(604)
Proceeds from employee stock purchase plan, net	282	312
Net cash used in financing activities	(1,287)	(1,452)
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(360)	1,964
Net decrease in cash and cash equivalents and restricted cash	(17,334)	(6,876)
Cash and cash equivalents and restricted cash
Beginning of period	28,837	35,713
End of period	$11,503	$28,837

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2017	2017	2017	2017	2017	2018	2018	2018	2018	2018
Sales and Marketing (GAAP)	$6,676	$6,710	$6,630	$6,920	$26,936	$7,381	$6,154	$5,296	$4,594	$23,425
Less Stock-based compensation	(212)	(200)	(197)	(218)	(827)	(240)	(271)	(181)	(265)	(957)
Less Amortization of intangible assets	(223)	(222)	(216)	(216)	(877)	(213)	(184)	(130)	(131)	(658)
Less Amortization of deferred costs to obtain contracts	—	—	—	—	—	(432)	(384)	(336)	(289)	(1,441)
Less Restructuring related expenses	—	—	—	—	—	(497)	(48)	(113)	(169)	(827)
Plus Deferral of costs to obtain contracts	—	—	—	—	—	257	335	283	219	1,094
Sales and Marketing (Non-GAAP)	$6,241	$6,288	$6,217	$6,486	$25,232	$6,256	$5,602	$4,819	$3,959	$20,636
Research and Development (GAAP)	$7,138	$6,646	$6,672	$6,108	$26,564	$6,155	$5,817	$5,471	$5,007	$22,450
Less Stock-based compensation	(996)	(318)	(326)	(356)	(1,996)	(339)	(314)	(339)	(406)	(1,398)
Less Amortization of intangible assets	(247)	(244)	(239)	(239)	(969)	(237)	(234)	(234)	(233)	(938)
Less Restructuring related expenses	—	—	—	—	—	(115)	—	—	—	(115)
Plus Capitalization of internally developed software	543	413	442	670	2,068	693	602	398	436	2,129
Research and Development (Non-GAAP)	$6,438	$6,497	$6,549	$6,183	$25,667	$6,157	$5,871	$5,296	$4,804	$22,128
General and Administrative (GAAP)	$4,177	$3,945	$3,920	$4,402	$16,444	$3,377	$3,766	$2,921	$3,049	$13,113
Less Stock-based compensation	(323)	(248)	(234)	(254)	(1,059)	(245)	(273)	(195)	(164)	(877)
Less Amortization of intangible assets	(13)	(10)	(5)	(5)	(33)	(3)	—	—	—	(3)
Less Restructuring related expenses	—	—	—	—	—	(111)	(36)	(11)	—	(158)
General and Administrative (Non-GAAP)	$3,841	$3,687	$3,681	$4,143	$15,352	$3,018	$3,457	$2,715	$2,885	$12,075

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2017	2017	2017	2017	2017	2018	2018	2018	2018	2018
Gross Profit (GAAP)	$12,009	$10,535	$9,968	$9,959	$42,471	$7,830	$7,288	$6,694	$9,665	$31,477
Plus Stock-based compensation	311	152	166	193	822	204	172	160	203	739
Plus Amortization of internally developed software	788	867	1,016	998	3,669	957	986	928	903	3,774
Plus Amortization of intangible assets	247	245	240	239	971	237	233	234	234	938
Plus Amortization of deferred costs to fulfill contracts	—	—	—	—	—	173	156	143	132	604
Plus Restructuring related expenses	—	—	—	—	—	139	—	37	—	176
Less Deferral of costs to fulfill contracts	—	—	—	—	—	(115)	(81)	(76)	(58)	(330)
Gross Profit (Non-GAAP)	$13,355	$11,799	$11,390	$11,389	$47,933	$9,425	$8,754	$8,120	$11,079	$37,378
Operating Loss (GAAP)	$(5,982)	$(9,563)	$(7,254)	$(7,471)	$(30,270)	$(9,083)	$(8,449)	$(21,734)	$(2,985)	$(42,251)
Plus Impairment of goodwill	—	2,797	—	—	2,797	—	—	14,740	—	14,740
Plus Stock-based compensation	1,842	918	923	1,021	4,704	1,028	1,030	875	1,038	3,971
Plus Amortization of internally developed software	788	867	1,016	998	3,669	957	986	928	903	3,774
Plus Amortization of intangible assets	730	721	700	699	2,850	690	651	598	598	2,537
Plus Amortization of deferred costs to fulfill contracts	—	—	—	—	—	173	156	143	132	604
Plus Amortization of deferred costs to obtain contracts	—	—	—	—	—	432	384	336	289	1,441
Plus Restructuring related expenses	—	—	—	—	—	862	84	161	169	1,276
Less Capitalization of internally developed software	(543)	(413)	(442)	(670)	(2,068)	(693)	(602)	(398)	(436)	(2,129)
Less Deferral of costs to fulfill contracts	—	—	—	—	—	(115)	(81)	(76)	(58)	(330)
Less Deferral of costs to obtain contracts	—	—	—	—	—	(257)	(335)	(283)	(219)	(1,094)
Operating Loss (Non-GAAP)	$(3,165)	$(4,673)	$(5,057)	$(5,423)	$(18,318)	$(6,006)	$(6,176)	$(4,710)	$(569)	$(17,461)
Net Loss (GAAP)	$(6,126)	$(10,545)	$(7,549)	$(7,271)	$(31,491)	$(9,112)	$(8,276)	$(21,494)	$(2,787)	$(41,669)
Plus Impairment of goodwill	—	2,797	—	—	2,797	—	—	14,740	—	14,740
Plus Stock-based compensation	1,842	918	923	1,021	4,704	1,028	1,030	875	1,038	3,971
Plus Amortization of internally developed software	788	867	1,016	998	3,669	957	986	928	903	3,774
Plus Amortization of intangible assets	730	721	700	699	2,850	690	651	598	598	2,537
Plus Amortization of deferred costs to fulfill contracts	—	—	—	—	—	173	156	143	132	604
Plus Amortization of deferred costs to obtain contracts	—	—	—	—	—	432	384	336	289	1,441
Plus Non-cash expenses related to debt agreements	6	7	2	—	15	—	—	—	—	—
Plus Restructuring related expenses	—	—	—	—	—	862	84	161	169	1,276
Less Capitalization of internally developed software	(543)	(413)	(442)	(670)	(2,068)	(693)	(602)	(398)	(436)	(2,129)
Less Deferral of costs to fulfill contracts	—	—	—	—	—	(115)	(81)	(76)	(58)	(330)
Less Deferral of costs to obtain contracts	—	—	—	—	—	(257)	(335)	(283)	(219)	(1,094)
Net Loss (Non-GAAP)	$(3,303)	$(5,648)	$(5,350)	$(5,223)	$(19,524)	$(6,035)	$(6,003)	$(4,470)	$(371)	$(16,879)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands, except per share data)	2017	2017	2017	2017	2017	2018	2018	2018	2018	2018
Net Loss (Non-GAAP)	$(3,303)	$(5,648)	$(5,350)	$(5,223)	$(19,524)	$(6,035)	$(6,003)	$(4,470)	$(371)	$(16,879)
Weighted-average shares outstanding, basic and diluted	5,583	5,640	5,651	5,677	5,638	5,736	5,767	5,787	5,841	5,783
Non-GAAP net loss per common share, basic and diluted	$(0.59)	$(1.00)	$(0.95)	$(0.92)	$(3.46)	$(1.05)	$(1.04)	$(0.77)	$(0.06)	$(2.92)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
(Unaudited; in thousands)	2017	2017	2017	2017	2017	2018	2018	2018	2018	2018
Net Loss	$(6,126)	$(10,545)	$(7,549)	$(7,271)	$(31,491)	$(9,112)	$(8,276)	$(21,494)	$(2,787)	$(41,669)
Depreciation	1,336	1,263	1,149	1,010	4,758	798	759	628	473	2,658
Amortization of internally developed software	788	867	1,016	998	3,669	957	986	928	903	3,774
Amortization of intangible assets	730	721	700	699	2,850	690	651	598	598	2,537
Amortization of deferred costs to obtain and fulfill contracts	—	—	—	—	—	605	540	479	421	2,045
Provision for income taxes	406	419	151	31	1,007	324	204	96	387	1,011
Impairment of goodwill	—	2,797	—	—	2,797	—	—	14,740	—	14,740
Stock-based compensation	1,842	918	923	1,021	4,704	1,028	1,030	875	1,038	3,971
Capitalization of internally developed software	(543)	(413)	(442)	(670)	(2,068)	(693)	(602)	(398)	(436)	(2,129)
Deferral of costs to obtain and fulfill contracts	—	—	—	—	—	(372)	(416)	(359)	(277)	(1,424)
Restructuring related expenses	—	—	—	—	—	862	84	161	169	1,276
Other (income) expenses, net	(262)	563	144	(231)	214	(295)	(377)	(336)	(585)	(1,593)
Adjusted EBITDA	$(1,829)	$(3,410)	$(3,908)	$(4,413)	$(13,560)	$(5,208)	$(5,417)	$(4,082)	$(96)	$(14,803)